CORNERCAP GROUP OF FUNDS

        CORNERCAP                                            CORNERCAP
      BALANCED FUND                                     SMALL-CAP VALUE FUND
                                    CORNERCAP
                              EMERGING GROWTH FUND

                                   PROSPECTUS
                                  July 27, 2000

                                TABLE OF CONTENTS

         Prospectus Summary.............................................................  1
         Historical Performance of the Funds............................................  4
         Summary of Fund Expenses.......................................................  5
         Financial Highlights...........................................................  6
         The Fund in Detail:  Objectives, Strategy and Additional Risks.................  8
         Management..................................................................... 11
         Valuation of Shares............................................................ 12
         Purchasing Shares.............................................................. 12
         Exchange Privilege............................................................. 13
         Redeeming Shares............................................................... 13
         Additional Information About Purchases, Sales and Exchanges.................... 14
         Dividend and Tax Information................................................... 15
         Additional Information......................................................... 16


   The CornerCap Group of Funds currently offers three separate series representing separate portfolios of investments: the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund, and the CornerCap Emerging Growth Fund.
--------------------------------------------------------------------------------
| These securities have not been approved or disapproved by the Securities | | and Exchange Commission or any state securities commission, nor has the |
| Securities and Exchange Commission or any state securities commission | | passed on the accuracy or adequacy of this prospectus. Any representation |
|  to the contrary is a criminal offense.                                      |
-------------------------------------------------------------------------------


PROSPECTUS                                     INVESTMENT OBJECTIVES AND STRATEGY
SUMMARY

  WHAT  DO  LARGE-,   MID-,  SMALL,  and     OBJECTIVES   AND  PRINCIPAL   STRATEGY  OF  THE  BALANCED  FUND:  The
  MICRO-CAP MEAN?                            Balanced Fund's  investment  objective is to obtain long-term capital
  The   capitalization   ("cap")   of  a     appreciation  and current income.  To meet its investment  objective,
  company  refers  to the  value  of its     the  Balanced  Fund  typically  invests  between  50%  and 70% of its
  outstanding   securities.    You   can     assets  in  equity  securities,  such  as  common  stocks,  preferred
  calculate a  company's  capitalization     stocks, and convertible  securities.  Although the Fund may invest in
  by  multiplying   the  number  of  its     companies  of any size,  the Fund  invests  primarily in the domestic
  outstanding   shares  by  the  current     common  stock of  large-cap  and mid-cap  companies  which the Fund's
  market  price  of  those  shares.  The     Advisor believes to have above-average growth potential.
  largest  publicly traded stocks have a
  market  capitalization  of  over  $250     The Fund's Advisor  selects these  securities from among 1,500 issues
  billion  while the  smallest  publicly     ranked according to several  fundamental  factors using the Advisor's
  traded   stocks   may  have  a  market     proprietary  models.  Three  of the  most  important  factors  in the
  capitalization  of under $50  million.     Advisor's model are the following:
  The Funds  define  large-,  mid-,  and
  small-cap as follows:                      o     relative price/earnings ratio
  Large-cap:  A  large-cap  stock  has a     o     earnings growth rates
  market  capitalization  of at least $5     o     cash flow measurements
  billion.
  Mid-cap:   A   mid-cap   stock  has  a     Although the exact percentage  varies in accordance with economic and
  market  capitalization  of at least $2     market  conditions,  the Fund  balances  its  equity  investments  by
  billion.                                   typically  investing between 20% and 40% in fixed income  securities,
  Small-cap:  A  small-cap  stock  has a     such  as  obligations  of the  United  States  government,  corporate
  market    capitalization    under   $2     securities  including  bonds  and  notes,  and  sovereign  government
  billion.                                   municipal,  mortgage-backed  and other asset-backed  securities.  The
  Micro-cap:   A   micro-cap   stock  is     Fund may  invest  in fixed  income  securities  of any  maturity.  In
  among the  smallest of traded  stocks,     addition, the Balanced Fund may hold cash and cash equivalents.
  typically with market  capitalizations
  of under $300 million.                     OBJECTIVES  AND PRINCIPAL  STRATEGY OF THE SMALL-CAP  VALUE FUND: The
                                             Small-Cap Value Fund's  investment  objective is to obtain  long-term capital  appreciation.  A secondary  objective is to generate  income
                                             from   dividends  or interest  on securities.  To meet its investment objectives,  the  Small-Cap Value Fund normally invests more than 90%
                                             of its assets in equity securities of domestic  and foreign  issuers, such as  common stocks, preferred stocks, and convertible securities.
                                             Although  the Fund may  invest in companies  of any  size,  the  Fund
                                             invests  primarily  in the domestic common stock  of  small-cap   and
                                             mid-cap  companies which the Fund's Advisor    believes    to    have
                                             above-average growth  potential.  The Fund's  Advisor  selects  these
                                             securities  from among 1,500 issues ranked  according    to   several
                                             fundamental   factors  using  the Advisor's proprietary models. Three
                                             of the most  important factors  in the  Advisor's   model   are   the
                                             following:

                                             o     relative price/earnings ratio
                                             o     earnings growth rates
                                             o     cash flow measurements

                                             Assets of the Small-Cap Value Fund not invested in equity  securities may be invested in short-term  U.S. Government  obligations  or  cash equivalent instruments.

OBJECTIVES AND PRINCIPAL STRATEGY OF THE EMERGING GROWTH FUND: The Emerging Growth Fund's investment objective is to obtain long-term capital appreciation. To meet its investment objectives, the Emerging Growth Fund will normally invest more than 90% of its assets in equity securities such as common stocks, preferred stocks, and convertible securities. Although the Fund may invest in companies of any size, it will invest primarily in the domestic common stock of micro-cap companies which the Fund's Advisor believes to have above-average growth potential. The micro-cap securities may or may not be listed on the major exchanges. The Fund's Advisor will select securities based on research which emphasizes revenue growth and momentum. Other factors that will be considered include the following:

         o    changes in quarter to quarter earnings and cash flow,
         o    movements in stock price,
         o    a stock's liquidity,
         o    management ownership of a stock, and
         o    how a company's growth is financed.

Assets of the Emerging Growth Fund not invested in equity securities are typically invested in short-term U.S. Government obligations or cash equivalent instruments.


  SUMMARY:  PRINCIPAL RISKS OF          PRINCIPAL RISKS OF INVESTING IN ALL THE FUNDS
  THE FUNDS
                                        EQUITY  SECURITY  INTEREST  RATE RISK:  An increase in interest  rates may
  Like   any   investment,    an        lower the present value of a company's  future  earnings  stream.  Because
  investment   in   any  of  the        the market price of a stock  continuously  changes  based upon  investors'
  Funds    may    lose    money.        collective  perceptions  of future  earnings,  stock prices will generally
  Individual    companies    and        decline when investors anticipate or experience rising interest rates.
  sectors    of   the    economy
  present   their   own  set  of        MARKET  RISK:   Stock  prices  fluctuate  in  response  to  many  factors,
  unique  risks  which may cause        including the  activities of individual  companies and general  market and
  the Funds to underperform  the        economic   conditions.   Regardless  of  any  one   company's   particular
  overall    stock    or    bond        prospects,  a declining stock market may produce a decline in stock prices
  markets.    Because   of   the        for all  companies.  Stock market  declines may continue for an indefinite
  risks      associated     with        period of time,  and investors  should  understand  that from time to time
  investments   in   securities,        during  temporary  or extended  bear  markets,  the value of the Funds may
  the Funds are  intended  to be        decline.
  long-term  investment vehicles
  and   are  not   designed   to        BUSINESS AND ECONOMIC  RISK:  Often,  a  particular  industry,  or certain
  provide   investors   with   a        companies  within that  industry,  may be affected by  circumstances  that
  means   of    speculating   on        have little to no impact on other  industries,  or other companies  within
  short-term     stock    market        that  industry.  For example,  many  industries and companies rely heavily
  movements.                            on one  type  of  technology.  If this  technology  becomes  outdated,  or ceases to be  cost-effective,  industries  and companies  that rely on the
  Accordingly,     you    should        technology may become  unprofitable  while companies  outside the industry
  understand    the    principal        may not be affected at all.
  risks  of   investing  in  the
  Funds,   each  of   which   is
  described  in  detail  in  the
  facing column.

POLITICAL RISK: The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry. For example, during the past few years, electric and gas utility sectors of the economy have been moving towards deregulation and open price competition. In this new environment, some companies will make a successful transition into, and prosper under, deregulation, and other companies will mismanage the process and do poorly.


ADDITIONAL PRINCIPAL RISK OF AN INVESTMENT IN THE SMALL-CAP VALUE AND EMERGING GROWTH FUNDS


SMALL COMPANY RISK: Stocks of smaller companies may have more risks than larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development. Further, there is typically a smaller market for the securities of a small-cap company than for the securities of a large company. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

ADDITIONAL PRINCIPAL RISK OF AN INVESTMENT IN THE EMERGING GROWTH FUND

The small company risks are especially prominent in the Emerging Growth Fund which invests almost exclusively in the smallest of traded stocks. Investments in micro-cap stocks tend to be volatile and highly speculative. Investors should be able to bear the economic risks of the investment, including incurring substantial losses.

In addition to investments in micro-cap stocks, the Emerging Growth Fund may occasionally make private investments, where a portion of the Fund's assets are invested in a private placement for the purpose of acquiring all or a significant portion of a company's stock. The Advisor will carefully monitor these investments, but they are very high-risk, and may result in a substantial or complete loss of the amounts invested.


ADDITIONAL RISKS OF AN INVESTMENT IN THE BALANCED FUND

BOND INTEREST RATE RISK: Bond prices will rise when interest rates fall, and will decline when interest rates rise. These fluctuations in bond prices will be more marked with respect to long-term bonds than with respect to short-term bonds. In addition, the prices of lower coupon bonds are generally more volatile than higher coupon bonds of the same approximate maturity.

CREDIT RISK: Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest payments on their bonds when due. Additionally, bond issuers may be unable to repay the principal upon maturity of their bonds. These sorts of "credit risks," reflected in the credit ratings assigned to bond issues by companies like Moody's or Standard & Poor's, may cause the price of an issuer's bond to decline, and may affect liquidity for the security. Normally, bonds with lower credit ratings will have higher yields than bonds with the highest credit ratings, reflecting the relatively greater risk of bonds with lower credit ratings.

HISTORICAL PERFORMANCE OF THE FUNDS

The bar charts and tables shown below provide an indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for 1, 5, and 10 years compare to those of a broad-based securities market index.


- ----------------------------------------------------------------------------------------------------------------------------
|            BALANCED FUND         |            SMALL-CAP VALUE FUND             |      EMERGING GROWTH FUND*                 |
- ----------------------------------------------------------------------------------------------------------------------------

 Year-by-year total return as of            Year-by-year total return as of          Year-by-year total return as of
       12/31 each year (%)                        12/31 each year (%)                      12/31 each year (%)
40                                     40                                          40
 |                                      |     34.6                   32.6           |                                  32.7
30                                     30       |                28.9  |           30                                    |
 |                                      |       |                  |   |            |                                    |
20                                     20       |             9.7  |   |           20                                    |
 |                   11.3               |       |         8.1  |   |   |            |                       11.8         |
10                     |               10       |     5.4  |   |   |   |           10                         |          |
 |                     |   0.7          |       |      |   |   |   |   |    2.7     |                         |          |
_0_____________________|____|_______    0_______|______|___|___|___|___|__ __|_     0_________________________|__________|____
 |                                      |   |       |                     |        -5                               |
 |                                      |   |     -3.9                    |         |                               |
-10                                   -10   |                             |       -10                             -8.4
 |                                      |   |                          -10.6        |
 |                                      | -16.1                                   -15
-20                                   -20

                   1998    1999             1   1   1  1   1   1   1   1  1  1                                1     1    1
                                            9   9   9  9   9   9   9   9  9  9                                9     9    9
                                            9   9   9  9   9   9   9   9  9  9                                9     9    9
                                            0   1   2  3   4   5   6   7  8  9                                7     8    9
________________________________________  ________________________________________  ____________________________________________

2nd Quarter 2000 Year-to-Date Return:%    2nd Quarter 2000 Year-to-Date Return:%      2nd Quarter 2000 Year-to-Date Return:%
BEST QUARTER:    4th Qtr. 1998   9.2%     BEST QUARTER:     1st Qtr. 1989   17.2%     BEST QUARTER:   4th Qtr. 1999   20.2%
WORST QUARTER:   1st Qtr. 1999  -3.2%     WORST QUARTER:    3rd Qtr. 1998  -17.8%     WORST QUARTER:  3rd Qtr. 1998  -24.5%
         AVERAGE ANNUAL TOTAL                      AVERAGE ANNUAL TOTAL                       AVERAGE ANNUAL TOTAL
             RETURN AS OF                              RETURN AS OF                               RETURN AS OF
              12/31/99*                                  12/31/99*                                  12/31/99*
---------------------------------------   ----------------------------------------  --------------------------------------------
                                SINCE                                                                             SINCE
                     1 YEAR   INCEPTION                1 YEAR    5 YEAR   10 YEAR                  1 YEAR     INCEPTION
                     ------   ---------                ------    ------   -------                  ------     ---------
BALANCED FUND         0.7%       8.1      SMALL-CAP      2.7%    11.5%      6.9%      EMERGING      32.7%        11.0%
                                          VALUE FUND                                  GROWTH
                                                                                      FUND
RUSSELL 1000         20.9%      26.4%     RUSSELL       21.3%    16.7%     13.4%      RUSSELL       21.3%        14.7%
VALUE INDEX a                             2000                                        2000 VALUE
COMBINED                                  VALUE                                       INDEX c
INDEX PORTFOLIO      12.9%      14.2%     INDEX c
(60% STOCKS AND
40% BONDS) b

--------------------------------------------------------------------------------
a The Russell 1,000 Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.
b The Balanced Fund has elected to balance the comparative index -- 60% the Russell 1,000 Value Index and 40% the Lehman Brothers Government/Corporate Bond Index. The Russell 1,000 Value Index measures the performance of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers Government/Corporate Bond Index measures the general performance of fixed-income securities by tracking publicly issued U.S. Treasury and debt obligations (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies.
c The Russell 2000 Value Index measures the 2,000 smallest of the 3,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.
* The performance figures are for the Cornerstone Microcap Fund, L.P., a private, unregistered fund which transferred all its assets to the Emerging Growth Fund on July 27, 2000. The Cornerstone Microcap Fund was managed by the same Advisor as the Emerging Growth Fund. It pursued the same objectives and employed the same strategies as the Emerging Growth Fund.


SUMMARY OF                      The purpose of the tables below  is to  assist you  in understanding  the
FUND                            various  costs and  expenses  that you will bear  directly  or indirectly
EXPENSES                        as a shareholder of each Fund.


                                SHAREHOLDER FEES


SHAREHOLDER FEES are fees       The Funds do not charge any sales charges or sales loads.
paid directly from your
investment                      If you buy or sell shares indirectly through a broker instead of directly from the Funds,  you may be charged a fee by the broker.

                                Emerging Growth Fund's Redemption Fee                          2.00%


                                ANNUAL OPERATING EXPENSES

                                                                                             EMERGING
                                                     BALANCED            SMALL-CAP            GROWTH
                                                       FUND              VALUE FUND             FUND


ANNUAL OPERATING  EXPENSES      Management Fee         1.00%                1.00%               1.00%
are   expenses   that  are
dececuted from Fund assets      Other Expenses         0.30%                0.50%               0.90%*

                                Total Expenses         1.30%                1.50%               1.90%

                                Note:  The annual  operating  expenses  listed  above are  expressed as a percentage of average daily net assets

                                The Emerging  Growth Fund charges a 2.00% redemption fee.  The redemption
                                fee  applies  to  all   redemptions   (sales  or  exchanges) made  within
                                one year of purchase;  it is  deducted  from  redemption   proceeds,  and
                                retained  by the  Fund, not  the  Advisor.  The redemption  fee will also apply  to shares  held  for  more than one  year, but not if you give the
                                Advisor at least 30 days  notice of your intent to  redeem.  The fee will not  apply if you hold your  shares for more than one year  and  give the
                                Fund 30 days notice of your intent to redeem.


                                **  These figures  are  estimated  since  this  is  a new  fund  with  no operational history.


                                EXAMPLE OF FUND EXPENSES

WHAT  THIS  EXAMPLE   WILL      The example  below  assumes that you  invest  $10,000  in  either of  the
SHOW  YOU:  The example to      Funds  for  the  time  periods  indicated, and  then  redeem  all of your
the  right is  intended to      shares at the end of those  periods.  The example  also assumes that your
help you compare the costs      investment  has a 5%  return  each  year,  and that the  Funds' operating
of investing  in the Funds      expenses  remain  the same.  Although  your actual costs may be higher or
to  the  costs  of   other      lower,  based on these assumptions your costs would be:
mutual funds.
                                                                   1 Year   3 Years   5 Years    10 Years
                                ---------------------------------------------------------------------------


NOTE:  The  rate of return      BALANCED FUND                        $132     $412     $   713     $1,568
used  in  the  example  is      SMALL-CAP VALUE FUND                 $153     $474     $   818     $1,791
hypothetical  and   should      EMERGING GROWTH FUND                 $393     $597          --         --
not   be   considered    a
representation  of  either
Fund's   past  or   future      THE  ACTUAL  EXPENSES  ASSOCIATED  WITH THE FUNDS MAY BE GREATER OR LESS
performance.                    THAN THOSE SHOWN.



FINANCIAL
HIGHLIGHTS
The financial highlights tables below are intended to help you understand the Funds' financial performance for the time periods indicated. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment** in the Fund (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables has been audited by the Funds' independent accountants, Tait, Weller and Baker, whose report, along with the Fund's financial statements, is included in the Funds' Annual Reports to Shareholders, incorporated by reference into this Prospectus, and available upon request.

SMALL-CAP VALUE FUND

The following are selected per share data and ratios for the Small-Cap Value Fund for each of the last five years in the period ended March 31, 1999.

RESULTS FOR THE PERIOD ENDING MARCH 31:

                                                   2000        1999        1998       1997        1996        1995
----------------------------------------------- ----------- ----------- ---------- ----------- ----------- -----------

NET ASSET VALUE, BEGINNING OF PERIOD                 $9.56      $14.85    $11.68       $9.81       $8.61      $7.69
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                        .06         .04       .21        0.02        0.04       0.05
   Net Gains (Losses) on Securities
     (both realized and unrealized)                    .46       (3.85)     5.05        1.93        1.22       0.89
                                                       ---        ----      ----        ----        ----       ----
TOTAL FROM INVESTMENT OPERATIONS                       .52       (3.81)     5.26        1.95        1.26       0.94
LESS DISTRIBUTIONS:
   Dividends from Net Investment Income               (.06)          -       .22         .01        0.06       0.02
   Distributions from Capital Gains                  (1.15)      (1.48)     1.87         .07           -          -
                                                     ------      ------     ----         ---           -          -
   Total Distributions                               (1.21)      (1.48)     2.09         .08        0.06       0.02
NET ASSET VALUE, END OF PERIOD                       $8.87       $9.56    $14.85      $11.68       $9.81      $8.61
TOTAL RETURN                                          5.30%     (25.98)%   47.69%      19.94%      14.64%     12.25%



RATIOS/SUPPLEMENTAL DATA:

                                                   2000        1999       1998        1997        1996        1995
----------------------------------------------- ----------- ----------- ---------- ----------- ----------- -----------


Net Assets, End of Period (thousands)              $11,492     $12,090  $17,942     $12,856      $8,371     $7,299
Ratio of Expenses to Average Net Assets              1.50%       1.50%    1.56%       1.71%       1.75%      1.87%
Ratio of Net Income to Average Net Assets             .53%        .23%     .17%       0.19%       0.49%      0.12%
Portfolio Turnover Rate                             37.13%      39.16%   48.82%      37.13%      40.83%     55.12%

BALANCED FUND

The following are selected per share data and ratios for the Balanced Fund for the periods indicated since it began operations May 24, 1997, following a reorganization of The Atlanta Small-Cap Growth Fund, Inc., which resulted in the Balanced Fund assuming certain assets and liabilities of The Atlanta Growth Fund, Inc.

RESULTS FOR A SHARE OUTSTANDING FOR THE PERIOD:

                                                   2000        1999      MAY 31, 1997 TO   MAY 24, 1997 TO
                                                                         MARCH 31, 1998*    MAY 31, 1997*
----------------------------------------------- ----------- ----------- ------------------ -----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.62      $12.21         $32.99            $33.20
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                       .36         .21           0.24              0.01
    Net Gains (Losses) on Securities
    (both realized and unrealized)                   (.66)       (.26)          2.20             (0.22)
                                                      ---         ---           ----              ----
TOTAL FROM INVESTMENT OPERATIONS                     (.30)       (.05)          2.44             (0.21)
LESS DISTRIBUTIONS:
   Dividends from Net Investment Income              (.37)       (.07)         (0.19)                -
   Distributions from Capital Gains                  (.24)       (.44)         23.03                 -
                                                     -----       -----         -----
   Total Distributions                               (.61)       (.54)         23.22                 -
NET ASSET VALUE, END OF PERIOD                     $10.71      $11.62         $12.21            $32.99
TOTAL RETURN                                        (2.89)%      (.46)%        19.13%            (0.60%)

RATIOS/SUPPLEMENTAL DATA:
                                                   2000        1999      MAY 31, 1997 TO   MAY 24, 1997 TO
                                                                         MARCH 31, 1998      MAY 31, 1997
----------------------------------------------- ----------- ----------- ------------------ -----------------

Net Assets, End of Period (thousands)               $4,430      $4,498       $2,294            $2,093
Ratio of Expenses to Average Net Assets              1.32%       1.30%        1.53%**           1.00%**
Ratio of Net Income to Average Net Assets            3.16%       2.91%        2.80%**           4.50%**
Portfolio Turnover Rate                             16.38%      38.47%       13.38%            98.90%


EMERGING GROWTH FUND

There is no historical financial information for the Emerging Growth Fund since it is a new fund, commencing operations on July 27, 2000.

---------------
* The Balanced Fund initially had a fiscal year ending on May 31. The Balanced Fund's fiscal year was changed after the May 31, 1997 fiscal year to end March 31 to correspond to the fiscal year of the Small-Cap Value Fund.
**   Annualized
Per share amounts in the table above have been adjusted to reflect a one-for-four reverse stock split effective June 30, 1997. On June 14, 1997, a capital gain distribution of $22.91 per share ($5.73 per share on a pre-split basis) was paid to shareholders. The net asset value per share on June 30, 1997, after the payment of the capital gain distribution and the effect of the one-for-four reverse split, was $10.86 per share. Fee waivers reduced the expense ratio and increased the net investment income ratio by 1.25% in 1998.

THE FUND IN DETAIL
OBJECTIVES, STRATEGY AND ADDITIONAL RISKS

An investment in any one of the Funds cannot be considered a complete investment program. An investor's needs will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles may not find the Funds to be an appropriate investment vehicle.

BALANCED FUND

INVESTMENT OBJECTIVE: The Balanced Fund's investment objective is to obtain long-term capital appreciation and current income.

INVESTMENT STRATEGY: To achieve its objective, the Balanced Fund normally will invest 50% to 70% of its total assets in equity securities of domestic and foreign issuers and between 20% and 40% of its total assets in fixed income securities, such as bonds or money market securities. The investment Advisor to the Balanced Fund, CornerCap Investment Counsel, Inc. (the "Advisor") has chosen to allocate the Balanced Fund's assets in this manner because it believes that the objective of long-term capital appreciation and current income will be maximized by placing primary emphasis on equity securities. Equity securities have historically provided long-term investors with higher total returns than most fixed income securities. However, in the short-term (i.e., less than 5 years), fixed income securities or money market instruments may provide higher returns than equity securities.

The equity securities in which the Balanced Fund may invest typically will consist of common stocks, preferred stocks, or convertible securities. The Fund invests primarily in domestic common stock of large-cap and mid-cap companies that the Advisor believes have above-average growth potential. Generally these equity securities will be publicly traded on a national securities exchange or over-the-counter. The Balanced Fund may also invest in fixed income securities such as obligations of the United States government, corporate securities including bonds and notes, and sovereign government municipal, mortgage-backed and other asset-backed securities. These fixed income securities may have varying dates of maturity and the average date of maturity may vary depending on market and economic conditions.

The Advisor will seek out issuers of equity securities who demonstrate the prospect for above average growth of earnings and dividends. Above average growth refers to the actual or potential ability of an issuer to increase its earnings and dividends at a rate greater than the average growth rate of the broad market averages. The Fund's Advisor selects securities from among 1,500 issues ranked according to several fundamental factors using the Advisor's proprietary models. Among other fundamental factors, the Balanced Fund and the Advisor will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

     1.  relative price/earnings ratio;

     2.  earnings growth rates; and

     3.  cash flows in excess of expenditures.

The Advisor will also consider other factors such as diversification and risk, and purchases will be made only if they can be made at prices which, in the judgment of the Advisor, create the possibility of additional growth in capital.


The  Fund  will  sell  securities  when  the  Advisor   determines  that  it  is
advantageous to do so, such as when securities with relatively greater value are available for purchase by the Fund, or to raise cash.


The Balanced Fund will only invest in those corporate obligations, including convertible securities, that in the opinion of the Advisor exhibit the investment characteristics described by Moody's in rating corporate obligations within its four highest ratings of Aaa, Aa, A and Baa, and by S&P in rating corporate obligations within its four highest ratings of AAA, AA, A and BBB. The Balanced Fund does not require that its investments in corporate obligations actually be rated by Moody's or S&P. Should the rating or quality of a corporate obligation decline after purchase by the Balanced Fund, the Advisor will reconsider the advisability of continuing to hold such obligations. There can be no assurance that the Balanced Fund will achieve its objective.

SMALL-CAP VALUE FUND

INVESTMENT OBJECTIVE: The Small-Cap Value Fund's primary investment objective is to obtain long-term capital appreciation. Income from dividends or interest on portfolio securities is a secondary objective.

INVESTMENT STRATEGY: To achieve its objectives, the Small-Cap Value Fund will invest at least 65% of its assets in equity securities having the characteristics described below, and it is expected that under normal circumstances the Small-Cap Value Fund will be over 90% invested in equity securities. The Fund invests primarily in domestic stocks of small-cap and mid-cap companies that the Advisor believes have above-average growth potential. The remainder of the portfolio may be invested in short-term United States government obligations or cash equivalent instruments.

The equity securities in which the Small-Cap Value Fund may invest typically will consist of common stocks, preferred stocks, or convertible securities. Generally these equity securities will be publicly traded on a national securities exchange or over-the-counter.

The investment Advisor to the Small-Cap Value Fund, CornerCap Investment Counsel, Inc. (the "Advisor") will seek out issuers of small-cap and mid-cap equity securities who demonstrate the prospect for above average growth of earnings and dividends. Above average growth refers to the actual or potential ability of an issuer to increase its earnings and dividends at a rate greater than the average growth rate of the broad market averages. Among other fundamental factors, the Small-Cap Value Fund and the Advisor will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

     1.  relative price/earnings ratio;

     2.  earnings growth rates; and

     3.  cash flows in excess of expenditures.

The Advisor will also consider other factors such as diversification and risk, and purchases will be made only if they can be made at prices which, in the judgment of the Advisor, create the possibility of additional growth in capital. There can be no assurance that the Small-Cap Fund will achieve its objective.


The  Fund  will  sell  securities  when  the  Advisor   determines  that  it  is
advantageous to do so, such as when securities with relatively greater value are available for purchase by the Fund, or to raise cash.


EMERGING GROWTH FUND

INVESTMENT OBJECTIVE: The Emerging Growth Fund's investment objective is to obtain long-term capital appreciation.

INVESTMENT STRATEGY: The Emerging Growth Fund will normally invest more than 90% of its assets in equity securities such as common stocks, preferred stocks, and convertible securities. Although the Fund may invest in companies of any size, it will invest primarily in the domestic common stock of micro-cap companies which the Fund's Advisor believes to have above-average growth potential. The micro-cap securities may or may not be listed on the major exchanges.

The Fund's Advisor will select securities based on research which will emphasize revenue growth and momentum. Other factors that will be considered include the following:

     o   changes in quarter to quarter earnings and cash flow,
     o   movements in stock price,
     o   a stock's liquidity,
     o   management ownership of a stock, and
     o   how a company's growth if funded.

Trading costs are expected to be a significant factor in maximizing the Fund's return. Not because of commissions, which are set very efficiently, but because it may difficult to buy and sell micro-cap stocks without causing the trades to move the stocks' price. In addition, since these securities are less liquid than the securities of larger companies, it may be difficult to buy and sell the securities at a favorable price. The Advisor will attempt to monitor and control trading costs.

Assets of the Emerging Growth Fund not invested in equity securities are typically invested in short-term U.S. Government obligations or cash equivalent instruments.


The  Fund  will  sell  securities  when  the  Advisor   determines  that  it  is
advantageous to do so, such as when securities with relatively greater value are available for purchase by the Fund, or to raise cash.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover measures the rate at which the securities in a fund's portfolio change during any given year. Portfolio turnover involves expense to a fund in the form of brokerage commissions and other transaction costs, which may adversely impact the fund's performance. Additionally, an increase in portfolio turnover may result in an increase or decrease in taxable gain or loss attributable to shareholders of a fund. The Advisor intends to trade securities in each Fund for long-term profits, and expects that under normal conditions, portfolio turnover should be less than 50%. However, the rate of portfolio turnover may be higher for a Fund if implementation of the Fund's investment strategy or a temporary defensive position results in frequent trading.

ADDITIONAL RISKS

In addition to the principal risks of investing in the Funds, as described under "Prospectus Summary--Principal Risks of Investing in the Funds" on page 2, the following are additional risks of investing in the Funds.

FOREIGN SECURITIES: The Balanced Fund may, using the criteria set forth above, invest up to 25% of its assets in foreign equity or corporate debt securities. Additionally, the Small-Cap Value Fund and the Emerging Growth Fund may, using the criteria set forth above, invest up to 20% of their assets in securities of foreign issuers. The Advisor anticipates that such investments by the Funds will be made in U.S. dollar denominated securities in the form of (I) American Depository Receipts (ADRs) issued against the securities of foreign issuers, or
(II) other securities of foreign issuers that are traded on U.S. national securities exchanges or in the U.S. over-the-counter market.

There are risks associated with investments in securities of foreign issuers. Such risks include changes in currency rates, greater difficulty in commencing lawsuits, differences between U.S. and foreign economies, and U.S. Government policy with respect to certain investments abroad. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to U.S. companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable U.S. issuers. There is often less government regulation of issuers than in the United States. There is also the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.



MANAGEMENT

INVESTMENT  ADVISOR:   CornerCap  Investment  Counsel,   Inc.,  located  at  The
Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia, 30309, provides investment management services to the Funds as their investment Advisor (the "Advisor"). In addition to Advisory services, the Advisor also provides administrative and day-to-day operational services to the Funds, including the provision of or arranging the provision of accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services. The Advisor has managed the Balanced Fund since its inception, the Small-Cap Value Fund since September, 1992, and the Emerging Growth Fund since its inception.

For its services to the Funds, the Funds pay the Advisor the fees described below. All fees are expressed as an annualized percentage of average net assets of each Fund.


                  BALANCED    SMALL-CAP    EMERGING
                    FUND      VALUE FUND   GROWTH
                                              FUND
----------------- ---------- ------------- -----------

Advisory Fee        1.00%       1.00%        1.00%


Administration      0.30%       0.50%        0.90%
Fee               ---------- ------------- -----------

TOTAL FEES          1.30%       1.50%        1.90%

The Advisor is controlled by Thomas E. Quinn, who owns a controlling interest in the Advisor. Mr. Quinn also serves as a member of the Board of Trustees that oversees the management and administration of the Funds.

Mr. Quinn has worked in investment management and financial analysis for 25 years. He is a Chartered Financial Analyst and a Certified Public Accountant. His graduate degrees include an MBA from the University of North Carolina at Greensboro and an MS in Operations Research from Ohio University.

Gene A. Hoots serves a Chairman Emeritus of the Advisor and a Vice President of the Fund. Mr. Hoots has worked in investment management and financial analysis for over 27 years. Previously, Mr. Hoots was Vice President of Reich & Tang and President of RJR Investment Management, Inc. He has an MBA from the University of North Carolina at Chapel Hill and a BS in Engineering from N.C. State University.

PORTFOLIO MANAGEMENT:

CORNERCAP SMALL-CAP VALUE FUND. The Fund is jointly managed by Mr. Quinn and Mr.
Richard  Bean.  Their  primary   responsibilities   are  portfolio   management,
investment strategy and research.

Mr. Quinn has managed the Fund since inception. Previously, Mr. Quinn was Chief Investment Officer for RJR Investment Management, Inc., where he managed over $600 million, primarily equity assets.

Mr. Richard Bean, Vice President of the Fund and a portfolio manager/investment analyst with the Fund's investment adviser, CornerCap Investment Counsel, Inc. (the "Advisor"), assumed the role of Fund co-manager of the CornerCap Small Cap Value Fund on April 1, 2000. Mr. Bean has been with the Fund and the Advisor since 1996, and his duties have included portfolio management and investment research focused on small capitalization companies (generally, companies with market capitalizations under $1 billion). Prior to joining the Advisor, Mr. Bean was assistant controller with Godwins, Inc., an employee benefit plan administrator.

CORNERCAP BALANCED FUND. Mr. Quinn and D. Ray Peebles are the portfolio managers for the Balanced Fund. Mr. Peebles has worked with CornerCap Investment Counsel for seven years. He previously worked for Wachovia Bank of North Carolina. Mr. Peebles is a Level III candidate in the Chartered Financial Analyst program. He has an MBA from Wake Forest University and a BA in accounting from North Carolina State University.

CORNERCAP EMERGING GROWTH FUND. Bradford S. J. Young is the portfolio manager for the Emerging Growth Fund. Mr. Young has worked for CornerCap Investment Counsel for six years and has managed the Fund since its inception, as well as managing the Fund's predecessor the Cornerstone MicroCap Fund, L.P. since its inception in September, 1996. Mr. Young is a CFA charterholder and an officer of the Atlanta Society of Financial Analysts. He received his BA in history from the University of Virginia.

VALUATION OF SHARES

NET ASSET VALUE


The Funds' share prices are determined based upon net asset value ("NAV"). The Funds calculate NAV some time after 4:15 p.m., New York time, each day that the New York Stock Exchange is open for trading. The NAV per share of each Fund is determined by dividing the total value of the applicable Fund's investments and other assets less any liabilities by its number of outstanding shares.


Equity securities listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price. Valuations of variable and fixed income securities are supplied by independent pricing services approved by The CornerCap Group of Funds' Board of Trustees. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of The CornerCap Group of Funds' Board of Trustees. Securities with maturities of sixty (60) days or less are valued at amortized cost.

PURCHASING SHARES


You may purchase shares of any Fund at its NAV next determined after receipt of your properly completed purchase request. Each Fund's minimum initial investment is $2,000 and minimum subsequent investment is $250. All investments must be made in U.S. dollars, and you should note that the Funds reserve the right to reject any purchase request for any reason.


INVESTING DIRECTLY BY MAIL:

NEW ACCOUNTS. You may purchase shares of a Fund by mailing a completed account application with a check payable to the appropriate fund (the CornerCap Small-Cap Value Fund, the CornerCap Balanced Fund or the CornerCap Emerging Growth Fund) to the Funds' Transfer Agent at the following address: Fortune Fund Administration, Inc., The Peachtree, Suite 1735, 1355 Peachtree Street, Atlanta, GA, 30309.

ADDING TO YOUR ACCOUNT. You may add to your account with any Fund by sending a check for your additional investment payable to the appropriate fund (the CornerCap Small-Cap Value Fund,, the CornerCap Balanced Fund or the CornerCap Emerging Growth Fund) together with a subsequent investment stub from a previous investment confirmation for your account to the Funds' Transfer Agent at the address above. If you do not have a subsequent investment stub from a previous investment confirmation for your account, please include a brief letter with your check that gives the name on your account and your account number. Please write your account number on your check.

INVESTING DIRECTLY BY WIRE:

NEW ACCOUNTS. You may purchase shares of a Fund by wire by mailing a completed account application for the appropriate Fund (the CornerCap Small-Cap Value Fund, the CornerCap Balanced Fund or the CornerCap Emerging Growth Fund) to the Funds' Transfer Agent at the following address: Fortune Fund Administration, Inc., The Peachtree, Suite 1735, 1355 Peachtree Street, Atlanta, GA, 30309, and requesting that your bank transmit your investment by wire directly to the Transfer Agent. Please call the Transfer Agent at 1-888-813-8637 to obtain complete wiring instructions. Please note that your bank may charge you a fee for wiring funds.

ADDING TO YOUR ACCOUNT. You may add to your account with any Fund by using the wiring procedures described above. Be sure to include the name on your account and your account number in the wire instructions you provide your bank.

EXCHANGE PRIVILEGE

You may exchange your shares in any CornerCap fund for those in another CornerCap fund on the basis of their respective NAV's at the time of the exchange. Before making any exchange, be sure to review this Prospectus closely and consider the Funds' differences. Please note that since an exchange is the redemption of shares from one fund followed by the purchase of shares in another, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred). You may make up to four exchanges during a calendar year between identically registered accounts.

The Funds reserve the right to reject any exchange request, or to modify or terminate exchange privileges at any time. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).

REDEEMING SHARES

You may redeem full and fractional shares of a Fund for cash at the next determined NAV after receipt of a properly completed redemption request. The Emerging Growth Fund imposes a 2% redemption fee on all share redemptions made within one year of purchase. The fee goes to the Fund, not the Advisor. After you have held your shares for one year, the redemption fee will not apply if you give the Fund 30 days notice of your intent to redeem.

To redeem shares, you should give instructions that specify the appropriate fund and number of shares to be redeemed to CornerCap Group of Funds, c/o Fortune Fund Administration, Inc., The Peachtree, Suite 1735, 1355 Peachtree Street, Atlanta, GA, 30309, (888) 813-8637. Your instructions must be signed by all registered owners exactly as the account is registered. If your redemption request is under $25,000 you may call the Transfer Agent for instructions to redeem your shares via facsimile. Redemptions of $25,000 or more require a signature guarantee. A signature guarantee is also required for any redemption that is to be mailed to an address other than the address of record.

In addition to written instructions, if any shares being redeemed or repurchased are represented by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners, exactly as the certificates are registered. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.


Payment for shares tendered generally will be made within three days after receipt by the transfer agent of instructions, certificates, if any, and other documents, all in proper form. However, payment may be delayed under unusual circumstances or for any shares purchased by check for a reasonable time (not to exceed 15 days from purchase) necessary to determine that the purchase check will be honored.


The Funds reserve the right to process any redemption request that exceeds $250,000 or 1% of the respective Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as "redemption in kind").

ADDITIONAL INFORMATION ABOUT PURCHASES, SALES AND EXCHANGES

TELEPHONE PURCHASES AND REDEMPTIONS BY NASD MEMBER BROKERAGE FIRMS: Brokerage firms that are NASD members may purchase and redeem Fund shares by telephoning the Transfer Agent, and may purchase shares for investors who have investments in either Fund through the brokerage firm's account with the applicable Fund. These broker-dealers may charge you additional or different fees for purchasing or redeeming shares than those described here. You should ask your broker-dealer about his or her fees before investing. By electing telephone purchase and redemption privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Funds nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. The Funds and their agents will send written confirmations to brokers to ensure that telephone instructions are genuine. The NASD member firms may bear the risk of any loss in the event of such a transaction. Additional information about investing through a broker-dealer is contained in the Funds' Statement of Additional Information.

SHARE CERTIFICATES: The Funds do not issue share certificates unless specifically requested. Maintaining shares in uncertificated form minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate can only be replaced upon obtaining a sufficient indemnity bond. The cost of such a bond, which is borne by the shareholder, can be 2% or more of the value of the missing certificate. To resolve questions concerning documents, contact the Transfer Agent at 1-888-813-8637.


SMALL ACCOUNTS: The Board of Trustees may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder (other than a qualified retirement plan) whose account has declined to a net asset value of less than $2,000, as a result of a transfer or redemption. The Funds would give shareholders whose shares were being redeemed 60 days prior written notice in which to purchase sufficient shares to avoid such redemption. If the shareholders do not purchase additional shares within this period, their shares will be redeemed at the net asset value determined as of the close of business on the business day following the end of the 60-day period.


DIVIDEND AND TAX INFORMATION

The Funds typically distribute their respective net income or capital gains one time during each calendar year, usually in December. For the convenience of investors, each Fund reinvests all income dividends and capital gains distributions in full and fractional shares of the respective Fund, unless the shareholder has given prior written notice to the transfer agent that the payment should be made in cash.

All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, "income dividends"), will be taxable as ordinary income to shareholders whether or not paid in additional shares. Any distributions derived from the excess of net long-term capital gain over net short-term capital loss ("capital gains distributions") are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares. Any loss realized upon the redemption of shares within six months after the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period. The exchange of one Fund's shares for shares of another Fund will be treated as a sale and any gain thereon may be subject to federal income tax.

Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. Shareholders of each Fund will receive information annually on Form 1099 with respect to the amount and nature of income and gains to assist them in reporting the prior calendar year's distributions on their Federal income tax return.

Distributions which are declared in October, November, or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.


Each Fund may liquidate the account of any shareholder who fails to furnish its certificate of taxpayer identification number within 30 days after the date the account was opened.


Because each shareholder's tax situation is unique, shareholders should consult their tax Advisors with respect to applicable foreign, state and local taxes.

ADDITIONAL INFORMATION

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

Also, a Statement of Additional Information about the Funds has been filed with the Securities and Exchange Commission. This Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Funds.

The Funds' annual and semi-annual reports and the Funds' Statement of Additional Information are available without charge upon written request to CornerCap Investment Counsel, Inc., The Peachtree, Suite 1700, 1355 Peachtree Street NE, Suite 1700, Atlanta, Georgia 30309, or by calling (888) 813-8637.

For questions about shareholder services, you may contact the Funds by telephone at (888) 813-8637 or (404) 892-9313, or by facsimile sent to (404) 892-9353.

For questions regarding investment objectives of the Funds, you may contact the Funds by telephone at (800) 728-0670 or (404) 870-0700, or by facsimile sent to
(404) 870-0770.

You can also review or obtain copies of these reports by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the Public Reference Room Section of the Commission, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the Commission at (800) SEC-0330.

Reports and other information about the Funds can also be viewed online on the Commission's Internet site at http://www.sec.gov.


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








THE CORNERCAP GROUP OF FUNDS INVESTMENT ACT FILE NUMBER:
811-4581




                                      -17-